As filed with the Securities and Exchange Commission on January 27, 2006

Securities Act File No. 333-109980

Investment Company Act File No. 811-21457

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3

BlackRock Bond Allocation Target Shares

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number (800) 441-7762

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and Address of Agent for Service)

Copy to:

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On January 28, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock

Bond Allocation Target Shares

Prospectus

January 31, 2006

BlackRock Bond Allocation Target Shares (BATS or the Trust) is a mutual fund family with five investment portfolios, all of which are described in this prospectus. BATS is an open-end management investment company.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BlackRock

Bond Allocation Target Shares

Investors may only purchase shares in the five investment portfolios (each, a Portfolio) described herein by entering into a wrap-fee program or other managed account. Participants in these wrap-fee or managed account programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs, including investment advice and portfolio execution.

Upon entering into a wrap-fee or managed account program with the program sponsor, the investor will be asked to choose an investment strategy from among the following options: Core Strategy, Intermediate Duration Strategy, Short Duration Strategy or Core PLUS Strategy. These strategies will be described fully in the wrap-fee or managed account brochure provided by the program sponsor. Investors who select the Core Strategy will have some portion of the funds in their account allocated to BATS: Series C and Series M Portfolios. Investors who select the Intermediate Duration Strategy will have some portion of the funds in their account allocated to BATS: Series I Portfolio. Investors who select the Short Duration Strategy will have some portion of the funds in their account allocated to BATS: Series S Portfolio. Investors who select the Core PLUS Strategy will have some portion of the funds in their account allocated to BATS: Series C, Series M and Series P Portfolios. Currently, the Trust intends to initially offer the BATS: Series S, Series C and Series M Portfolios.

Shares of the BATS Portfolios are intended to be sold to, and held exclusively by, investors who participate in the BlackRock Financial Management, Inc. (BlackRock) strategies available through select wrap-fee programs and managed accounts (Eligible Investors). You may only hold shares of the BATS Portfolios if you participate in a wrap-fee program or managed account in which BlackRock participates. When an Eligible Investor’s participation in an eligible wrap-fee program or managed account terminates for any reason, such termination may result in the automatic redemption of shares of the BATS Portfolios held by or on behalf of an investor. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before purchasing shares of a BATS Portfolio. By purchasing shares of a BATS Portfolio, each Eligible Investor agrees to any such redemption upon termination of its investment in the wrap-fee program or managed account. The wrap-fee program or managed account sponsor will receive advance notice of any such redemption.

Investors will not own shares in all of the Portfolios described herein upon opening a wrap-fee or managed account with the program sponsor.

Table of

How to Find the Information You Need About BlackRock Bond Allocation Target Shares

This is the BlackRock Bond Allocation Target Shares Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BATS.

This prospectus contains information on five of the BATS Portfolios. The prospectus has been organized so that each Portfolio has its own short section. Simply turn to the section for any particular Portfolio to read about important Portfolio facts. Also included are sections that tell you about buying and selling shares, shareholder features of the Portfolio and your rights as a shareholder. These sections apply to each Portfolio.

1

BATS:

Series S Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments: Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a short duration fixed income mandate. The Portfolio’s assets, taken by themselves, may not necessarily have a short duration.

Primary Investment Strategies

In pursuit of the investment goal, the Portfolio will principally invest in the following securities:

■	commercial and residential mortgage-backed securities;
■	obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;
■	obligations of domestic and non-U.S. corporations;
■	asset-backed securities;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	cash equivalent investments;
■	repurchase agreements and reverse repurchase agreements; and
■	dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

2

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index comprised of Treasury securities with maturities from one to 2.99 years.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The management team may also use derivatives for leverage, in which case their use would involve leveraging risk. The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses securities it believes can provide above average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Two of the main risks of investing in the Portfolio are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

3

The Portfolio makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting foreign investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and

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credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Portfolio’s management team may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.

5

These effects of high portfolio turnover may adversely affect performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Portfolio is a non-diversified portfolio under the Investment Company Act, which means that Portfolio performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Portfolio more than it would a diversified portfolio’s.

Risk / Return Information

The chart and table below give you a picture of the Portfolio’s long-term performance. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of the Merrill Lynch 1-3 Year Treasury Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31/05

ANNUAL TOTAL RETURNS*

6

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
BATS: Series S Portfolio
Return Before Taxes	2.67%	2.35%	10/01/04
Return After Taxes on Distributions	1.30%	1.03%
Return After Taxes on Distributions and Sale of Shares	1.73%	1.24%
Merrill Lynch 1-3 Year Treasury Index (Reflects no deduction for fees, expenses or taxes)	1.67%	1.35%	N/A
*	The information for the Portfolio in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors Inc.
[1]	Inception date of the Portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below describes fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses1

(Expenses that are deducted from Portfolio assets):

Management fees*	0.10%
Other expenses	2.72%
Total annual operating expenses	2.82%
Fee waiver/expense reimbursement**	2.82%
Net expenses	0.00%
*	This amount reflects the portion of the wrap or managed account fee attributable to the management of the Portfolio, and the amount under “Other expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid or reimbursed by the investment advisor; see also Note 1 below.
**	The investment advisor has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Portfolio.
[1]	The table shows the net expenses of the Portfolio as 0.00%, reflecting the fact that the investment advisor is absorbing all expenses of operating the Portfolio, and is waiving or reimbursing any fees to the Portfolio (except extraordinary expenses). You should be aware, however, that the Portfolio is an integral part of wrap-fee or managed account programs. Typically, participants in these programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs including investment advice and portfolio execution. You should read carefully the wrap-fee or managed account brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged by your program sponsor and the fees paid by your program sponsor to the Trust’s investment advisor. You pay no additional fees or expenses to purchase or redeem shares of the Portfolio.

7

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return every year, that you reinvest dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Management

The Portfolio is managed by a team of investment professionals at BlackRock Advisors, Inc. (BAI), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BAI since 1990, and Todd Kopstein, Managing Director of BAI since 2003. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BAI’s Management Committee and Investment Strategy Group. With BAI since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Kopstein have been co-managers of the Portfolio since inception.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

8

Financial Highlights

The financial information in the table below shows the Portfolio’s Financial performance for the periods indicated. Certain Information reflects results for a single Portfolio share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio’s independent registered public accountant for the period shown below. The independent registered public accountant’s report, along with the Portfolio’s financial statements, are included in the Trust’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Trust’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

BATS: Series S Portfolio

For The Year 10/01/04[1]- 9/30/05
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income	0.35 [2]
Net loss on investments (both realized and unrealized)	(0.16)

Total from investment operations	0.19

Less distributions
Distributions from net investment income	(0.35)

Total distributions	(0.35)

Net asset value at end of the period	$9.84

Total return	2.00%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,843
Ratios of expenses to average net assets
Net expenses	– –
Total expenses	2.72%
Ratios of net investment income to average net assets
After advisor reimbursements	3.54%
Before advisor reimbursements	0.82%
Portfolio turnover rate	17%
[1]	Commencement of operations.
[2]	Calculated using the average shares method.

9

BATS:

Series C Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments: Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Investment Goal

The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a core and/or core PLUS fixed income mandate, including corporate securities exposure. The Portfolio’s assets, taken by themselves, may not necessarily represent a core or core PLUS fixed income portfolio.

Primary Investment Strategies

In pursuit of the investment goal, the Portfolio will principally invest in the following securities:

■	corporate bonds, notes and debentures;
■	asset-backed securities;
■	commercial and residential mortgage-backed securities;
■	obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	cash equivalent investments; and
■	repurchase agreements and reverse repurchase agreements.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

10

IMPORTANT DEFINITIONS

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers U.S. Credit Index: An unmanaged index that includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The management team may also use derivatives for leverage, in which case their use would involve leveraging risk. The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses securities it believes can provide above average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Two of the main risks of investing in the Portfolio are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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The Portfolio makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting foreign investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the

12

U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Portfolio’s management team may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of high portfolio turnover may adversely affect performance.

13

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Portfolio is a non-diversified portfolio under the Investment Company Act, which means that Portfolio performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Portfolio more than it would a diversified portfolio’s.

Risk / Return Information

The chart and table below give you a picture of the Portfolio’s long-term performance. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of the Lehman Brothers U.S. Credit Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

As of 12/31/05

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
BATS: Series C Portfolio
Return Before Taxes	2.57%	3.08%	10/01/04
Return After Taxes on Distributions	1.06%	1.59%
Return After Taxes on Distributions and Sale of Shares	1.66%	1.77%
Lehman Brothers U.S. Credit Index (Reflects no deduction for fees, expenses or taxes)	1.96%	2.59%	N/A
*	The information for the Portfolio in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors Inc.
[1]	Inception date of the Portfolio.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below describes fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses1

(Expenses that are deducted from Portfolio assets):

Management fees*	0.10%
Other expenses	3.02%
Total annual operating expenses	3.12%
Fee waiver/expense reimbursement**	3.12%
Net expenses	0.00%
*	This amount reflects the portion of the wrap or managed account fee attributable to the management of the Portfolio, and the amount under “Other expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid or reimbursed by the investment advisor; see also Note 1 below.
**	The investment advisor has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Portfolio.
[1]	The table shows the net expenses of the Portfolio as 0.00%, reflecting the fact that the investment advisor is absorbing all expenses of operating the Portfolio, and is waiving or reimbursing any fees to the Portfolio (except extraordinary expenses). You should be aware, however, that the Portfolio is an integral part of wrap-fee or managed account programs. Typically, participants in these programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs including investment advice and portfolio execution. You should read carefully the wrap-fee or managed account brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged by your program sponsor and the fees paid by your program sponsor to the Trust’s investment advisor. You pay no additional fees or expenses to purchase or redeem shares of the Portfolio.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return every year, that you reinvest all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

15

Portfolio Management

The Portfolio is managed by a team of investment professionals at BlackRock Advisors, Inc. (BAI), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BAI since 1990 and Matthew Marra, Managing Director of BAI since 2006. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BAI’s Management Committee and Investment Strategy Group. With BAI since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products.

Mr. Amero and Mr. Marra have been co-managers of the Portfolio since inception.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

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Financial Highlights

The financial information in the table below shows the Portfolio’s Financial performance for the periods indicated. Certain Information reflects results for a single Portfolio share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio’s independent registered public accountant for the period shown below. The independent registered public accountant’s report, along with the Portfolio’s financial statements, are included in the Trust’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Trust’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

BATS: Series C Portfolio

For the Year 10/01/04[1]- 9/30/05
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income	0.41 [2]
Net loss on investments (both realized and unrealized)	(0.08)

Total from investment operations	0.33

Less distributions
Distributions from net investment income	(0.41)

Total distributions	(0.41)

Net asset value at end of the period	$9.92

Total return	3.34%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,917
Ratios of expenses to average net assets
Net expenses	– –
Total expenses	3.02%
Ratios of net investment income to average net assets
After advisor reimbursements	4.12%
Before advisor reimbursements	1.10%
Portfolio turnover rate	50%
[1]	Commencement of operations.
[2]	Calculated using the average shares outstanding method.

17

BATS:

Series M Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments: Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a core and/or core PLUS fixed income mandate, including mortgage securities exposure. The Portfolio’s assets, taken by themselves, may not necessarily represent a core or core PLUS fixed income portfolio.

Primary Investment Strategies

In pursuit of the investment goal, the Portfolio will principally invest in the following securities:

■	commercial and residential mortgage-backed securities;
■	asset-backed securities;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	cash equivalent investments; and
■	dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay

18

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Lehman Brothers MBS Index: An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The management team may also use derivatives for leverage, in which case their use would involve leveraging risk. The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses securities it believes can provide above average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Two of the main risks of investing in the Portfolio are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The Portfolio makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed

19

securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Portfolio’s management team may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions

20

when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of high portfolio turnover may adversely affect performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Portfolio is a non-diversified portfolio under the Investment Company Act, which means that Portfolio performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Portfolio more than it would a diversified portfolio’s.

Risk / Return Information

The chart and table below give you a picture of the Portfolio’s long-term performance. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table compares the Portfolio’s performance to that of the Lehman Brothers MBS Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

21

As of 12/31/05

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	Since Inception	Inception Date[1]
BATS: Series M Portfolio
Return Before Taxes	2.01%	2.40%	10/01/04
Return After Taxes on Distributions	.52%	.92%
Return After Taxes on Distributions and Sale of Shares	1.30%	1.20%
Lehman Brothers MBS Index (Reflects no deduction for fees, expenses or taxes)	2.61%	3.12%	N/A
*	The information for the Portfolio in the chart and the table assumes reinvestment of dividends and distributions. The information for the benchmark does not assume reinvestment of dividends and distributions.
Source: BlackRock Advisors Inc.
[1]	Inception date of the Portfolio.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The table below describes fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table is based on expenses for the most recent fiscal year.

22

Annual Portfolio Operating Expenses1

(Expenses that are deducted from Portfolio assets):

Management fees*	0.10%
Other expenses	3.93%
Total annual operating expenses	4.03%
Fee waiver/expense reimbursement**	4.03%
Net Expenses	0.00%
*	This amount reflects the portion of the wrap or managed account fee attributable to the management of the Portfolio, and the amount under “Other expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid or reimbursed by the investment advisor; see also Note 1.
**	The investment advisor has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Portfolio.
[1]	The table shows the net expenses of the Portfolio as 0.00%, reflecting the fact that the investment advisor is absorbing all expenses of operating the Portfolio, and is waiving or reimbursing any fees to the Portfolio (except extraordinary expenses). You should be aware, however, that the Portfolio is an integral part of wrap-fee or managed account programs. Typically, participants in these programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs including investment advice and portfolio execution. You should read carefully the wrap-fee or managed account brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged by your program sponsor and the fees paid by your program sponsor to the Trust’s investment advisor. You pay no additional fees or expenses to purchase or redeem shares of the Portfolio.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return every year, that you reinvest all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Management

The Portfolio is managed by a team of investment professionals at BlackRock Advisors, Inc. (BAI), including the following individuals who have day-to-day responsibility: Andrew J. Phillips, Managing Director of BAI since 1999, and Eric Pellicciaro, Managing Director of BAI since 2005.

Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities.

Mr. Pellicciaro is a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BAI in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

Mr. Phillips and Mr. Pellicciaro have been co-managers of the Portfolio since inception.

23

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

Financial Highlights

The financial information in the table below shows the Portfolio’s Financial performance for the periods indicated. Certain Information reflects results for a single Portfolio share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the Portfolio’s independent registered public accountant for the period shown below. The independent registered public accountant’s report, along with the Portfolio’s financial statements, are included in the Trust’s annual report, which is available upon request (see back cover for ordering instructions). Deloitte & Touche LLP has been appointed as the Trust’s independent registered public accountant for the current fiscal year.

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout the Period)

BATS: Series M Portfolio

For the Year 10/01/04[1]- 9/30/05
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income	0.40 [2]
Net loss on investments (both realized and unrealized)	(0.17)

Total from investment operations	0.23

Less distributions
Distributions from net investment income	(0.40)

Total distributions	(0.40)

Net asset value at end of the period	$9.83

Total return	2.37%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$4,916
Ratios of expenses to average net assets
Net expenses	– –
Total expenses	3.93%
Ratios of net investment income to average net assets
After advisor reimbursements	4.03%
Before advisor reimbursements	0.10%
Portfolio turnover rate	36%
[1]	Commencement of operations.
[2]	Calculated using the average shares method.

24

BATS:

Series P Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments: Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Bond Obligations (CBO): The Portfolio may invest in collateralized bond obligations which are securities backed by a diversified pool of high yield bonds.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has a core PLUS fixed income mandate, including high yield, non-U.S. dollar and emerging market securities exposure. The Portfolio’s assets, taken by themselves, may not necessarily represent a core PLUS fixed income portfolio.

Primary Investment Strategies

In pursuit of the investment goal, the Portfolio primarily invests its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The Portfolio will invest in the following securities:

■	corporate bonds, notes and debentures;
■	high yield bonds;
■	collateralized bond obligations;
■	obligations, including emerging markets securities, of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;
■	convertible bonds;
■	commercial and residential mortgage-backed securities;
■	asset-backed securities;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	obligations of domestic and non-U.S. corporations;
■	cash equivalent investments;
■	repurchase agreements and reverse repurchase agreements; and
■	dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The non-investment grade bonds or convertible securities in which the Portfolio will invest will have a minimum rating of CCC at the time of investment by at least one nationally recognized rating agency or determined by the investment advisor to be of comparable credit quality. Split rated bonds will be considered to have the higher

25

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds”, these are debt securities which are rated less than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher-rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

credit rating. Securities rated CCC involve considerable risks and have significant uncertainties regarding the issuers’ current or future ability to make interest and principal payments. If a security’s rating falls below CCC, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to the total return potential. For more information on high yield bonds, see “Key Risks—Non-investment grade securities.”

The management team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The management team may also use derivatives for leverage, in which case their use would involve leveraging risk. The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses securities it believes can provide above average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Two of the main risks of investing in the Portfolio are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline

26

may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Non-investment grade securities.

The Portfolio may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.” All such securities must be rated “CCC” or higher at the time of investment by at least one nationally recognized rating agency, unless determined by the management team to be of comparable credit quality. A “CCC” rating generally indicates that the issue is regarded as having highly speculative characteristics regarding the likelihood of timely payment of principal and interest and a currently identifiable vulnerability to default.

Non-investment grade bonds carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield bonds are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the Portfolio.

The market for high yield bonds is not as liquid as the markets for higher-rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

The pool of high yield securities underlying CBOs is typically separated into groupings called tranches representing different

27

degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

The Portfolio makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The Portfolio’s investments in commercial mortgage- backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting foreign investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated

28

markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Portfolio’s management team may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

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High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of high portfolio turnover may adversely affect performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Portfolio is a non-diversified portfolio under the Investment Company Act, which means that Portfolio performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Portfolio more than it would a diversified portfolio’s.

Risk/Return Information

No risk/return information is provided for the Portfolio because it is newly formed.

Expenses and Fees

The table below describes fees and expenses that you may pay if you buy and hold shares of the Portfolio. “Other expenses” are based on estimated amounts for the current fiscal year.

Annual Portfolio Operating Expenses1

(Expenses that are deducted from portfolio assets):

Management fees*	0.10%
Other expenses	2.72%
Total annual operating expenses	2.82%
Fee waiver/expense reimbursement**	2.82%
Net expenses	0.00%
*	This amount reflects the portion of the wrap or managed account fee attributable to the management of the Portfolio, and the amount under “Other expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid or reimbursed by the investment advisor; see also Note 1 below.
**	The investment advisor has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Portfolio.

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[1]	The table shows the net expenses of the Portfolio as 0.00%, reflecting the fact that the investment advisor is absorbing all expenses of operating the Portfolio, and is waiving or reimbursing any fees to the Portfolio (except extraordinary expenses). You should be aware, however, that the Portfolio is an integral part of wrap-fee or managed account programs. Typically, participants in these programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs including investment advice and portfolio execution. You should read carefully the wrap-fee or managed account brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged by your program sponsor and the fees paid by your program sponsor to the Trust’s investment advisor. You pay no additional fees or expenses to purchase or redeem shares of the Portfolio.

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return every year, that you reinvest all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$0	$0

Portfolio Management

The Portfolio is managed by a team of investment professionals at BlackRock Advisors, Inc. (BAI), including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BAI since 2003, and Andrew Gordon, Managing Director of BAI since 1996.

Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BAI in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BAI in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Gary and Mr. Gordon have been co-managers of the Portfolio since inception.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

Financial Highlights

Shares of the Portfolio have not previously been offered and therefore do not have a financial history.

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BATS:

Series I Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Cash Equivalent Investments: Any security that has an effective duration, a weighted average life and spread duration less than one year.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration: A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund’s net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Goal

The Portfolio seeks to maximize total return, consistent with income generation and prudent investment management.

The Portfolio is non-diversified and is available solely to wrap-fee clients or other managed accounts from whom BlackRock has an intermediate duration fixed income mandate. The Portfolio’s assets, taken by themselves, may not necessarily have an intermediate duration.

Primary Investment Strategies

In pursuit of the investment goal, the Portfolio will principally invest in the following securities:

■	commercial and residential mortgage-backed securities;
■	obligations of non-U.S. governments and supra-national organizations, such as the World Bank, which are chartered to promote economic development;
■	obligations of domestic and non-U.S. corporations;
■	asset-backed securities;
■	collateralized mortgage obligations;
■	U.S. Treasury and agency securities;
■	cash equivalent investments;
■	repurchase agreements and reverse repurchase agreements; and
■	dollar rolls.

The management team evaluates sectors of the bond market and individual securities within these sectors.

The Portfolio may only buy securities that are rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

If a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

32

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity: The date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage-backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring portfolio performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The management team may, when consistent with the Portfolio’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The management team typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The management team may also use derivatives for leverage, in which case their use would involve leveraging risk. The management team may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 60 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

While the management team chooses securities it believes can provide above average total returns, there is no guarantee that shares of the Portfolio will not lose value. This means you could lose money.

Two of the main risks of investing in the Portfolio are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Portfolio. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

33

The Portfolio makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting foreign investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying

34

degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Portfolio’s management team may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the Portfolio to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the Portfolio or otherwise cover the transactions. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Portfolio will be magnified when the Portfolio uses leverage. The Portfolio will also have to pay interest on its borrowings, reducing its return. This interest expense may be greater than the Portfolio’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss.

35

These effects of high portfolio turnover may adversely affect performance.

When you invest in this Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Portfolio is a non-diversified portfolio under the Investment Company Act, which means that Portfolio performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Portfolio more than it would a diversified portfolio’s.

Risk / Return Information

No risk/return information is provided for the Portfolio because it is newly formed.

Expenses and Fees

The table below describes fees and expenses that you may pay if you buy and hold shares of the Portfolio. “Other expenses” are based on estimated amounts for the current fiscal year.

Annual Portfolio Operating Expenses1

(Expenses that are deducted from portfolio assets):

Management fees*	0.10%
Other expenses	2.72%
Total annual operating expenses	2.82%
Fee waiver/expense reimbursement**	2.82%
Net expenses	0.00%
*	This amount reflects the portion of the wrap or managed account fee attributable to the management of the Portfolio, and the amount under “Other expenses” reflects the approximate amount of operating expenses of the Portfolio which are paid or reimbursed by the investment advisor; see also Note 1 below.
**	The investment advisor has agreed irrevocably to waive all fees and reimburse all expenses, except extraordinary expenses incurred by the Portfolio.
[1]	The table shows the net expenses of the Portfolio as 0.00%, reflecting the fact that the investment advisor is absorbing all expenses of operating the Portfolio, and is waiving or reimbursing any fees to the Portfolio (except extraordinary expenses). You should be aware, however, that the Portfolio is an integral part of wrap-fee or managed account programs. Typically, participants in these programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee or managed account programs including investment advice and portfolio execution. You should read carefully the wrap-fee or managed account brochure provided to you by your program sponsor or investment advisor. The brochure is required to include information about the fees charged by your program sponsor and the fees paid by your program sponsor to the Trust’s investment advisor. You pay no additional fees or expenses to purchase or redeem shares of the Portfolio.

36

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming that you invest $10,000 in the shares of the Portfolio for the time periods indicated, that your investment has a 5% return every year, that you reinvest all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$0	$0

Portfolio Management

The Portfolio is managed by a team of investment professionals at BlackRock Advisors, Inc. (BAI), including the following individuals who have day-to-day responsibility: Scott Amero, Managing Director of BAI since 1990, and Todd Kopstein, Managing Director of BAI since 2003. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BAI’s Management Committee and Investment Strategy Group. With BAI since 1994, Mr. Kopstein is a member of the Investment Strategy Group and his primary responsibility is managing total return portfolios, with a sector emphasis on short duration securities.

Mr. Amero and Mr. Kopstein have been co-managers of the Portfolio since inception.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

Financial Highlights

Shares of the Portfolio have not previously been offered and therefore do not have a financial history.

37

About Your Investment

Who Is Eligible to Invest?

Shares of the BATS Portfolios are intended to be sold to, and held exclusively by, investors who participate in the BlackRock strategies available through select wrap-fee programs and managed accounts. You may only hold shares of the BATS Portfolios if you participate in a wrap-fee program or managed account in which BlackRock participates.

What Price Per Share Will You Pay?

The price of each Portfolio’s shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy shares in a Portfolio you pay the NAV per share.

PFPC Inc., each Portfolio’s transfer agent, will probably receive your order from your sponsor or investment advisor, who takes the order from the BlackRock advisor managing your wrap-fee or managed account. Purchase orders received by the transfer agent by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each business day will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a Portfolio may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each Portfolio’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no

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other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BAI believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each Portfolio values the affected securities at fair value as determined by BAI pursuant to procedures adopted by the Trust’s Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BAI’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s NAV. As a result, a Portfolio’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Purchases of a Portfolio’s shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Portfolio’s transfer agent.

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How Much Is the Minimum Investment?

There is no minimum or maximum investment for initial or subsequent purchases of shares. Each Portfolio may reject any purchase order; establish, modify or waive any minimum investment requirements; and suspend and resume the sale of shares of any Portfolio at any time.

How Much Is the Sales Charge?

There are no sales charges on purchases or redemptions of shares.

Selling Shares

Shares are redeemed at the NAV per share next determined after receipt of a redemption request by the transfer agent. The Trust, its administrator and distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A redemption request received by the transfer agent prior to close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), on a day a Portfolio is open for business, is effected on that day. A redemption request received after that time is effected on the next business day. Redemption proceeds usually will be wired to the sponsor or investment advisor managing your wrap-fee or managed account within one business day after the redemption request is received, but may take up to three business days. Redemption proceeds that are paid in cash will be sent by wire only. Each Portfolio may suspend the right of redemption or postpone the payment date at times when the NYSE is closed, or during certain other periods as permitted under the federal securities laws.

When an Eligible Investor’s participation in an eligible wrap-fee program or managed account terminates for any reason, such termination may result in the automatic redemption of shares of the BATS Portfolios held by or on behalf of an investor. The liquidation of such shares will have tax consequences for the investor. Investors should carefully consider the potential impact of such liquidations and restrictions before purchasing shares of a BATS Portfolio. By purchasing shares of a BATS Portfolio, each Eligible Investor agrees to any such redemption upon termination of its investment in the wrap-fee program or managed account. The wrap-fee program or managed account sponsor will receive advance notice of any such redemption.

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Market Timing

The Board of Trustees of the Trust has determined that the interests of long-term shareholders and the Trust’s ability to manage its investments may be adversely affected when shares are repeatedly bought or sold in response to short-term market fluctuations—also known as “market timing.” The Portfolios are not designed for market timing organizations or other entities using programmed or frequent purchases and sales. Excessive purchase and sale activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Portfolio and its shareholders. For example, large flows of cash into and out of a Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio’s investment goal. Frequent trading may cause a Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Portfolio’s performance.

A Portfolio that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio’s securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for Portfolios that invest in securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Trust will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

Because the Portfolios are designed to be components of wrap-fee programs or managed accounts that also invest, at the direction of BlackRock, in individual securities and other investments, Portfolio shares may be purchased or redeemed on a frequent basis for rebalancing purposes or in order to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Portfolios are managed in a manner that is consistent with their role in wrap-fee programs and managed accounts. Because all purchase and redemption orders are initiated by BlackRock, wrap-fee program and managed account clients are not in a position to effect purchase and

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redemption orders and are, therefore, unable to directly trade in Portfolio shares. The Board of Trustees of the Trust has adopted a market timing policy, pursuant to which BlackRock monitors each Portfolio’s trading activity and has the ability to reject any purchase orders that it believes would be detrimental to the Portfolio or its shareholders. Additionally, each Portfolio reserves the right to refuse such purchase orders.

The Trust's Rights

The Trust may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section “Selling Shares” above;
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the section “Selling Shares” above;
■	Redeem shares involuntarily in certain cases, such as if you cease participating in a wrap-fee program or managed account in which BlackRock participates, as described in more detail above; and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable. The Trust does not intend to make an election to honor requests to pay in cash to the extent provided in Rule 18f-1 under the Investment Company Act. It is unlikely that shares would ever be redeemed for property other than cash. However, in consideration of the best interests of the remaining investors, each Portfolio reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. When shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Management

The investment adviser of each Portfolio is BlackRock Advisors, Inc. (BAI). BAI was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BAI is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with

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approximately $452.7 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States.

BAI does not charge the Portfolios an advisory fee, although participants in wrap-fee programs and managed accounts will pay a fee to the wrap-fee program or managed account sponsor. BlackRock, BAI and their affiliates receive compensation from such sponsors in connection with their participation in investment programs through which shares of the Portfolios are made available. A discussion regarding the basis for the Board of Trustees of the Trust approving the Trust’s investment advisory contract is available in the Trust’s semi-annual report to shareholders for the period ended March 31, 2005.

Dividends and Distributions

Each Portfolio distributes substantially all of its net investment company income (which includes net short-term capital gain) to shareholders investing in the Portfolio in the form of dividends. An investment in Portfolio shares begins earning dividends on the shares the day after the Portfolio receives the related purchase payment. Dividends are declared daily and paid monthly on the last business day of the month. The Trust’s Board of Trustees may change the timing of such dividend payments.

In addition, each Portfolio distributes net realized capital gains, if any, it earns from the sale of portfolio securities to shareholders investing in the Portfolio no less frequently than annually at a date determined by the Trust’s Board of Trustees.

Distributions by a Portfolio of net investment company income and net capital gain will be paid only in cash. Dividends and capital gain distributions will not be reinvested in additional Portfolio shares.

Taxation of Distributions

The discussion below and in the Statement of Additional Information provides general tax information related to an investment by a taxable U.S. investor in the common shares of a Portfolio. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Portfolios and their shareholders (including shareholders owning a large position in a Portfolio), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice.

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The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in a Portfolio.

Each Portfolio intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In order to so qualify, each Portfolio must satisfy income, diversification and distribution requirements. As a regulated investment company, a Portfolio will generally be exempt from federal income taxes on investment company taxable income and net capital gain distributed to shareholders each year, provided it distributes at least 90% of the sum of its investment company taxable income and net tax-exempt income, if any, each year. A Portfolio will, however, be subject to federal income tax at regular corporate income tax rates on any investment company taxable income and net capital gain that it fails to distribute. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. If a Portfolio fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its net capital gain for the one year period ending October 31 in such year, plus certain undistributed amounts from previous years on which the Portfolio paid no federal income tax, it will be liable for a 4% excise tax on the undistributed amount of such income.

Distributions by one of the Portfolios of investment company taxable income will be taxable to you as ordinary dividend income (to the extent of the current or accumulated earnings and profits of the Portfolio). Due to each Portfolio’s expected investments, distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions of net capital gain realized by a Portfolio and distributed or credited to you will be taxable to you as long-term capital gain regardless of the length of time you have owned shares of the Portfolio.

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Distributions by a Portfolio in excess of current and accumulated earnings and profits of such Portfolio will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as capital assets).

When you sell shares of a Portfolio or have shares repurchased by the Portfolio, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you have held your shares for more than one year, or as a short-term capital gain or loss if you have held your shares for one year or less. However, if you sell Portfolio shares on which a long-term capital gain distribution has been received and you have held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received by you (including amounts credited as an undistributed capital gain dividend) with respect to such shares. Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of each Portfolio and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Portfolios and their shareholders can be found in the Statement of Additional Information that is incorporated by reference into the prospectus. Shareholders are urged to consult their tax advisors regarding specific questions of U.S. federal, state, local and foreign income or other taxes.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolios deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 882-0052.

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For more information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about BATS is available from your program sponsor, or upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Portfolio’s investments, describe each Portfolio’s performance, list Portfolio holdings and discuss recent market conditions, economic trends and Portfolio strategies that significantly affected the Portfolios’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information dated January 31, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about BATS, may be obtained free of charge, along with the Trust’s annual and semi-annual reports, by calling (800) 882-0052. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

Securities and Exchange Commission

You may also view and copy public information about the Trust, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.

Portfolio Characteristics and Holdings

A description of BATS’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, you may call (800) 882-0052.

INVESTMENT COMPANY ACT FILE NO. 811-21457

PRO-BATS 02/06

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK BOND ALLOCATION TARGET SHARES

This Statement of Additional Information provides supplementary information pertaining to shares representing interests in BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series M Portfolio, BATS: Series P Portfolio and BATS: Series I Portfolio (collectively referred as the “Portfolio” unless otherwise noted) of BlackRock Bond Allocation Target Shares (“BATS” or the “Trust”).

This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the prospectus of the Trust relating to the Portfolio, dated January 31, 2006, as amended from time to time (the “Prospectus”). The Prospectus may be obtained by calling toll-free (800) 882-0052.

This Statement of Additional Information is dated January 31, 2006.

Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

THE TRUST

The Trust was organized as a Delaware statutory trust on March 5, 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Amended and Restated Agreement and Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in five investment portfolios.

INVESTMENT POLICIES

The following supplements information contained in the Prospectus concerning the Portfolio’s investment policies. For a description of the objective and policies of the Portfolio, see “Primary Investment Strategies” in the Prospectus. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Portfolio.

Additional Information on Portfolio Investments

THE FOLLOWING APPLIES TO EACH PORTFOLIO EXCEPT AS NOTED:

Non-Diversified Status. The Portfolio is classified as a non-diversified portfolio under the 1940 Act. Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. Because it can concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more at risk than a more widely diversified fund to any single economic, political or regulatory event which harms one or more of these issuers.

Duration. The Portfolio is available solely to wrap-fee and managed account clients of BlackRock from whom BlackRock has a fixed income mandate (as described in the Prospectus). The Portfolio invests in a manner intended to assist BlackRock in achieving the duration or other goal for those clients and its assets, taken by themselves, may not necessarily have such duration.

Non-U.S. Investments. The Portfolio may invest in non-U.S. securities, including securities from issuers located in emerging market countries. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Portfolio’s investments in non-U.S. securities may also be adversely affected by changes in non-U.S. political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Portfolio’s operations. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the same accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in non-U.S. countries.

The BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and BATS: Series I Portfolio may invest their assets in countries with emerging economies or securities markets. However, the BATS: Series S Portfolio, BATS: Series C Portfolio and BATS: Series I Portfolio may only invest in securities that are rated investment grade. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Portfolio of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

Investments in non-dollar denominated securities, including security from issuers located in emerging market countries, may be on either a currency hedged or unhedged basis, and the Portfolio may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Portfolio may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below under “Interest Rate Swaps, Floors, Caps, Currency Swaps and Swaptions” and “Options and Futures Contracts.”

Brady Bonds. The BATS: Series S Portfolio’s, BATS: Series C Portfolio’s, BATS: Series P Portfolio’s and BATS: Series I Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds, provided that, in the case of the BATS: Series S Portfolio, BATS: Series C Portfolio and BATS: Series I Portfolio, the Brady Bonds must be rated investment grade. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolios may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolios to suffer a loss of interest or principal on any of its holdings. A significant amount of the Brady Bonds that the BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series I Portfolio may purchase have no or limited collateralization, and the BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series I Portfolio will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the non-U.S. government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series I Portfolio may invest are likely to be acquired at a discount. There can be no assurance that Brady Bonds acquired by the BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series I Portfolio will not be subject to restructuring arrangements or to requests for new credit, which may cause the BATS: Series S Portfolio, BATS: Series C Portfolio, BATS: Series P Portfolio and/or BATS: Series I Portfolio to suffer a loss of interest or principal on any of its holdings.

ADRs, EDRs and GDRs. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose the Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties, and therefore, the Portfolio may be subject to the credit risk of those custodians.

The repurchase price under the repurchase agreements generally equals the price paid by the Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s investment advisor. The Portfolio’s investment advisor will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s investment advisor will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Trust’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money from banks. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act. The Portfolio will use the proceeds of reverse repurchase agreements to purchase additional securities within the Portfolio’s guidelines. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the investment advisor will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments. The Portfolio will not borrow any money if after giving effect to the borrowing its total borrowings will exceed, in the aggregate, 33 1/3% of the value of its total assets.

Tender Option Bonds. Tender option bonds, also known as “put bonds” or “puttable securities”, generally are issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds grant the Portfolios the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes. Tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Variable and Floating Rate Instruments. The Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the investment advisor will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

Preferred Securities. The Portfolio may invest in preferred securities. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Securities. The Portfolio may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)”); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Dollar Roll Transactions. To take advantage of attractive opportunities and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. This use of dollar rolls may be regarded as leveraging and, therefore, speculative. If the income earned from the investment of the proceeds of the transaction does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls. At the time the Portfolio enters into a dollar roll transaction, the investment advisor will designate liquid assets on its books and records in an amount equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the investment advisor’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Lease Obligations. The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The investment advisor will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the investment advisor will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Commercial Paper. The Portfolio may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Portfolio’s investment advisor, “high quality” issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These ratings symbols are described in Appendix A.

Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.

Investment Grade Debt Obligations. The Portfolio may invest in “investment grade securities,” which are securities rated in the four highest rating categories of a nationally recognized statistical rating agency (“NRSRO”) or deemed to be of equivalent quality by the Portfolio’s investment advisor. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher-rated securities. If an investment grade security of the Portfolio is subsequently downgraded below investment grade, the Portfolio’s investment advisor will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of such downgraded securities the Portfolio may hold, although under normal market conditions the investment advisor does not expect to hold these securities to a material extent. See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Pay-in-kind Bonds. The Portfolio may invest in pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

When the Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

If deemed advisable as a matter of investment strategy, the Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

When the Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Warrants to Purchase. The Portfolio may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Options and Futures Contracts. To the extent consistent with its investment goal, the Portfolio may write (i.e., sell) covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities or securities indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. While the Portfolio will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its total assets at the time of purchase, and will not write options on more than 25% of the value of its total assets (measured at the time an option is written), there is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

To the extent consistent with its investment goal, the Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts or index futures contracts, as applicable). These instruments are described in Appendix B to this Statement of Additional Information. The notional value of the Portfolio’s contracts may equal or exceed 100% of its net assets, although the Portfolio will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets. There is no limit on the amount of the Portfolio’s assets that can be put at risk through the use of futures contracts. Futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. The Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

The Portfolio may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Portfolio’s position in a futures contract or related option, the investment advisor will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Portfolio management team’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

While the Trust has filed a notice with the Commodity Futures Trading Commission (the “CFTC”), it is not subject to any CFTC-imposed restrictions on trading in futures contracts or options thereon. The Trust is, however, subject to other CFTC rules such as the general antifraud provisions, prohibitions on manipulation and trade reporting requirements.

Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. The Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the Trust’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the Trust’s books and records.

When the Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When the Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by the Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Securities Lending. The Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Trust will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

The Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by the Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet the restrictions applicable to money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSROs, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CDs, BA and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Portfolio, a rated security may cease to be rated. The Portfolio’s investment advisor will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities the Portfolio may hold, although under normal market conditions the investment advisor does not expect to hold these securities to a material extent.

Interest Rate Swaps, Floors, Caps, Currency Swaps and Swaptions. The Portfolio may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolios may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

The Portfolio may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering their investment objectives will depend on the advisor’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

The Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

In order to protect against currency rate fluctuations, the Portfolio also may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

Credit derivatives. The Portfolio may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the investment advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these techniques were not used. Moreover, even if the investment advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Portfolio. The Portfolio’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Portfolio purchases a default option on a security, and if no default occurs with respect to the security, the Portfolio’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Portfolio’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Investment Companies. In connection with the management of its daily cash positions, the Portfolio may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also invest in securities issued by other investment companies with investment objectives similar to that of the Portfolio. Securities of other investment companies, including investments in Exchange Traded Funds, which are typically open-end funds or unit investment trusts listed on a stock exchange, will be acquired within limits prescribed by the 1940 Act and set forth below. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio.

Liquidity Management. As a temporary defensive measure if its investment advisor determines that market conditions warrant, the Portfolio may invest without limitation in high quality money market instruments. During the course of its normal operations, the Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

The Portfolio may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolios’ adviser or sub-adviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Corporate and Bank Obligations. The Portfolio may invest in debt obligations of domestic or non-U.S. corporations and banks. Bank obligations may include certificates of deposit, notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Mortgage-Related and Asset-Backed Securities. The Portfolio may make investments in residential and commercial mortgage-related and other asset-backed securities (i.e., securities backed by home equity loans, installment sale contracts, credit card receivables or other assets) issued by governmental entities and private issuers.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC generally does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. FHLMC “Gold” PCs are guaranteed as to timely payment of interest and principal by FHLMC and represent 100% of the current fixed-rate production of the majority of FHLMC fixed-rate securities outstanding.

CMOs and REMICs. In general, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit pass-through or participation certificates (“REMICs”) are debt obligations of a legal entity that are collateralized by, or represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as “regular” interests or “residual” interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs or REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are much more volatile than the PAC classes.

FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”

The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an investor may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exception therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Portfolio’s limitations on investment in illiquid securities. The Portfolio does not currently intend to purchase residual interests.

SBMS. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structures with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and the remainder of the principal. In the most extreme case, one class will receive all the interest (the “IO” class) while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers and dealers, these securities were developed fairly recently. As a result, established trading markets have not developed. Accordingly these securities may be deemed “illiquid” and subject to Portfolio’s limitations on investment in illiquid securities.

The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”) (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. Such companies are affiliates of BlackRock.

U.S. Government Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of certain agencies and instrumentalities of the U.S. Government such as the GNMA are supported by the United States’ full faith and credit; others such as those of the FNMA and the Student Loan Marketing Association are supported by the right of the issuer to borrow from the Treasury; others such as those of the FHLMC are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Examples of the types of U.S. Government obligations which the Portfolio may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the “World Bank”), the Asian-American Development Bank and the Inter-American Development Bank.

Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

Municipal Obligations. When deemed advisable by the investment advisor, the Portfolio may invest in obligations issued by a state or local government (“Municipal Obligations”). The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer.

The credit quality of private activity bonds is usually directly related to the credit standing of the user of the facility involved. Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”) entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Dividends paid by the Portfolio that are derived from income earned on Municipal Obligations will not be tax-exempt. In determining whether a lease obligation is liquid, the investment advisor will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses and adversely affect the net asset value of the Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Portfolio would not have the right to take possession of the assets. In addition, the Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company the Portfolio is subject to certain limitations on its investments and on the nature of its income.

Illiquid Securities. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include most securities the disposition of which is subject to substantial legal or contractual restrictions and are generally viewed as securities that cannot be disposed of within seven days of business at approximately the amount which the Portfolio has valued the securities. Repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are considered illiquid. Several other types of instruments the Portfolio may invest in may also be considered to be illiquid. The Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the investment advisor that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Portfolio’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Portfolio decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Portfolio might obtain less favorable pricing terms that when it decided to sell the security.

Guarantees. The Portfolio may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) promises to fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Portfolio Turnover Rates. The Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the investment advisor believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to the Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of high portfolio turnover may adversely affect the Portfolio’s performance.

Short Sales. The Portfolio may only make short sales of securities “against-the-box.” A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. The Portfolio may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. In a short sale “against-the-box,” at the time of sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against-the-box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

THE FOLLOWING APPLIES ONLY TO THE BATS: SERIES P PORTFOLIO:

Non-Investment Grade Securities. The BATS: Series P Portfolio may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds”.

High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of nationally recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher-rated securities.

While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher-rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher-rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The issuers are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments than do investors in higher-rated securities.

During an economic downturn, a substantial period of rising interest rates or recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on any particular high yield security may be available only from a single or very limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable, objective data makes it more difficult to value a Portfolio’s high yield securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase. The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using nationally recognized rating agencies and other sources, the investment advisor performs its own analysis of the issuers whose non-investment grade securities the Portfolio holds. Because of this, the Portfolio’s performance may depend more on the investment advisor’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

In selecting non-investment grade securities, the investment advisor considers factors such as the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The investment advisor continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s investment advisor will consider whether the Portfolio should continue to hold the security.

In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

The BATS: Series P Portfolio may invest in securities rated in the category “CCC” and above at the time of investment, or determined by the investment advisor to be of comparable quality. Securities rated “CCC” are considered highly speculative. A “CCC” rating generally indicates that the issue is regarded as having highly speculative characteristics regarding the likelihood of timely payment of principal and interest and a currently identifiable vulnerability to default. Non-investment grade debt securities carry greater risks than securities which have higher credit ratings, including a high risk of default.

While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Collateralized Bond Obligations. The BATS: Series P Portfolio may invest in collateralized bond obligations (“CBOs”), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Mezzanine Investments. The BATS: Series P Portfolio may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Bank Loans. The BATS: Series P Portfolio may invest in bank loans, which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a non-U.S. sovereign entity and one or more financial institutions (“Lenders”). The Portfolio may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s sub-adviser to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolio may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby the Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “—When-Issued Purchases and Forward Commitments” above.

ADDITIONAL INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each of the Portfolios and may not be changed with respect to any of the Portfolios without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio (as defined below). Under these restrictions, none of the Portfolios may:

(1) issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(2) purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(3) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(4) act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

(5) write or sell put and interest rate options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

(6) purchase securities of companies for the purpose of exercising control.

(7) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(8) purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(9) make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(10) purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Non-Fundamental Investment Objective and Restrictions

The investment objective of each Portfolio is not fundamental and may be changed without shareholder approval. Each Portfolio is also subject to the following non-fundamental restrictions (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

(1) invest more than 15% of the net assets of a Portfolio (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the investment advisor’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the investment advisor has determined to be liquid under procedures approved by the Board of Trustees); or

(2) under normal circumstances, invest less than 80% of its total assets in fixed- income instruments.

Unless otherwise indicated, all limitations applicable to a Portfolio’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security, or change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio’s total assets, will not require the Portfolio to dispose of an investment. In the event that ratings services assign different ratings to the same security, the investment advisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Derivative instruments with economic characteristics similar to fixed income instruments will be treated as fixed income securities for purposes of the Portfolio’s non-fundamental investment restriction (2) above. A Portfolio may not change non-fundamental investment restriction (2) above unless the Portfolio provides shareholders with notice required by Rule 35d-1 under the 1940 Act, as it may be amended or interpreted by the SEC from time to time.

The phrases “shareholder approval” and “vote of a majority of the outstanding voting securities” mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(3) In addition, to comply with Federal tax requirements for qualification as a “regulated investment company,” the Trust’s investments will be limited in manner such that at the close of each quarter of each tax year, subject to certain exceptions and cure periods, (a) no more than 25% of the value of the Trust’s total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trade or businesses and (b) with regard to at least 50% of the Trust’s total assets, no more than 5% of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated companies) of a single issuer and no investment will consist of 10% or more of the voting stock of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust’s Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, BAI and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The Trustees listed below are either trustees or directors of other open-end funds in which BAI or an affiliate acts as investment advisor.

Interested Trustees:

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Davis[3] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 59	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, State Street Research Realty (2000-2004).	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	None

Laurence D. Fink[4] BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 51	Trustee	Since 2004	Director, Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Management Committee; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of Nomura BlackRock Asset Management and several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Co-Chairman of the Board of Trustees of Mount Sinai-NYU; Co-Chairman of the Board of Trustees of NYU Hospitals Center; member of the Board of Trustees of NYU; member of the Board of Executives of the New York Stock Exchange; and Trustee of the American Folk Art Museum.	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	Director, BlackRock, Inc.

[1]	Each Trustee holds office for an indefinite term until the earlier of (1) his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Trust’s By-Laws and Agreement and Declaration of Trust.

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Bruce R. Bond c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 59	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	Director, Avaya, Inc. (information technology).

Peter S. Drotch c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 64	Trustee and Chairman of the Compliance Committee	Since 2005	Retired; Trustee and member of the Audit Committee, SSR Funds (January-December 2004); Partner, PricewaterhouseCoopers LLP (accounting firm) (1964-2000).	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	Director, First Marblehead Corp. (student loan processing and securitization); Trustee, University of Connecticut; Trustee, Huntington Theatre; Trustee, New England College of Finance.

Honorable Stuart E. Eizenstat Covington & Burling 1201 Pennsylvania Avenue, NW Washington, DC 20004 Age: 62	Trustee	Since 2004	Partner, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996); Chairman, International Board of Governors, Weizmann Institute of Science.	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	Director, Mirant Corporation (energy); Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep (energy); Advisory Board member, BT Americas (information technology).

[2]	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
[3]	Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.
[4]	Mr. Fink is an interested person of the Trust due to his position at BlackRock, Inc.

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Robert M. Hernandez c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 61	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 2004	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President-Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.; Director, Eastman Chemical Company.

Dr. Matina Horner c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 66	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003); Honorary Trustee, Massachusetts General Hospital (1995-2004); Director, The Neiman Marcus Group (until 2005).	56 (includes 5 Portfolios of the Trust, and 51 Portfolios of BlackRock Funds)

Trustee, Massachusetts General Hospital Institute of Health Professions; Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director, N STAR (formerly called

Boston Edison).

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Toby Rosenblatt c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 67	Trustee	Since 2005	President, Founders Investments Ltd. (private investments) (since 1999); Trustee, SSR Funds (1990-2005); Trustee, MetLife Series Funds (2001-2005).	56 (includes 5 Portfolios of the Trust and 51 Portfolios of BlackRock Funds)	Director, A.P. Pharma, Inc.

David R. Wilmerding, Jr. c/o BATS 100 Bellevue Parkway Wilmington, DE 19809 Age: 70	Trustee and Chairman of the Board	Since 1996	Chairman, Wilmerding & Associates, Inc. (investment advisers) (1989-2005); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2005); Managing General Partner, Chestnut Street Exchange Fund.	57 (includes 5 Portfolios of the Trust, 51 Portfolios of BlackRock Funds and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver Management Corporation (land management corporation); Director, The Widows Corporation (death benefits provider).

Executive Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 43	Vice President	Since 2004	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Edward Baer BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 37	Assistant Secretary	Since 2005	Director and Senior Counsel of BlackRock, Inc. (since 2004); Associate, Willkie Farr & Gallagher LLP (2000-2004); Associate, Morgan Lewis & Bockius LLP (1995-2000).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 46	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Ellen L. Corson PFPC Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 41	Assistant Treasurer	Since 2004	Senior Director and Vice President of Fund Accounting and Administration, PFPC Inc. (since 2003); Vice President and Director of Mutual Fund Accounting and Administration, PFPC Inc. (since November 1997); Assistant Vice President, PFPC Inc. (March 1997-November 1997); Senior Accounting Officer, PFPC Inc. (March 1993-March 1997).

Henry Gabbay BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 57	President	Since 2005	Managing Director, BlackRock, Inc. (since 1989).

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian P. Kindelan BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 46	Secretary	Since 2004	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, Inc.; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

William McGinley BlackRock, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Age: 38	Treasurer	Since 2005	Managing Director of BlackRock, Inc. (since 2004); Partner, PricewaterhouseCoopers LLP (1990-2004).

Vincent Tritto BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 Age: 44	Assistant Secretary	Since 2004	Managing Director and Assistant Secretary (since January 2005) and Director and Senior Counsel (2002-2004) of BlackRock, Inc. Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998); Associate (1988-1997), Rogers & Wells LLP, New York, NY.

[1]	Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Trust’s Declaration of Trust and By-Laws.

The standing committees of the Board are the Audit Committee, the Governance and Nominating Committee, the Compliance Committee and the Valuation Committee.

The members of the Audit Committee are Dr. Horner and Messrs. Bond, Drotch, Eizenstat, Hernandez, Rosenblatt and Wilmerding. Mr. Hernandez serves as Chairman. The Audit Committee is responsible for, among other things: (i) considering management’s recommendations of independent accountants for the Trust and evaluating such accountants’ performance, costs and financial stability; (ii) reviewing and coordinating audit plans prepared by the Trust’s independent accountants and management’s internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Trust’s independent accountants and management. The Audit Committee met 5 times in the last fiscal year.

The members of the Governance and Nominating Committee are Dr. Horner and Messrs. Eizenstat and Bond. Mr. Wilmerding is an ex-officio member. Dr. Horner serves as Chairwoman. The Committee is responsible for selecting and nominating “disinterested” trustees of the Trust. The Committee will consider nominees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send a nomination which includes biographical information and sets forth the qualifications of the proposed nominee to the Trust’s Secretary. The Committee also is responsible for, among other things, the scheduling and organization of board meetings, evaluating the structure and composition of the board and determining compensation of the Trust’s disinterested trustees. The Committee met 4 times in the last fiscal year.

The members of the Compliance Committee are Messrs. Drotch, Hernandez and Rosenblatt. Mr. Wilmerding is an ex-officio member. Mr. Drotch serves as Chairman. The Committee is responsible for monitoring compliance issues regarding the Trust. The Committee is newly formed and therefore did not meet in the Trust’s last fiscal year.

The members of the Valuation Committee are Messrs. Bond, Davis, Drotch, Eizenstat, Fink, Hernandez, Rosenblatt, Wilmerding and Dr. Horner. Mr. Fink serves as Chairman. The Committee is responsible for valuation issues regarding the Trust’s portfolio securities. The Committee is newly formed and therefore did not meet in the Trust’s last fiscal year.

The following table shows the dollar range of equity securities owned by the Trustees in the Trust and in other investment companies overseen by the Trustees within the same family of investment companies as of December 31, 2005. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Interested Trustees
Richard S. Davis	None	$10,001-$50,000
Laurence D. Fink	None	Over $100,000

Disinterested Trustees
Bruce R. Bond	None	Over $100,000
Peter S. Drotch	None	Over $100,000
Stuart E. Eizenstat	None	$1-$10,000
Robert M. Hernandez	None	Over $100,000
Dr. Matina Horner	None	None
Toby Rosenblatt	None	Over $100,000
David R. Wilmerding, Jr.	None	None

Compensation

Trustees who are not affiliated with BAI or BlackRock Distributors, Inc. (“BDI” or the “Distributor”) receive from the BlackRock open-end funds (BlackRock Funds and the Trust) the following: $20,000 annually, $2,500 for each meeting that they attend, whether by phone or in person, and $350 per Portfolio for each full in-person meeting of the Board that they attend; in addition, the Chairman and Vice Chairman of the open-end Boards receive an additional $10,000 and $5,000 per year, respectively, for their service in such capacities and trustees who are not affiliated with BAI or BDI receive from the BlackRock open-end funds (BlackRock Funds and the Trust) the following: $1,500 for each committee meeting that they attend, whether by phone or in person, and the Audit Committee Chairman receives an additional $10,000 and each other committee chairperson an additional $5,000 per year, for their service in such capacities. Trustees who are not affiliated with BAI or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. The term of office of each Trustee will automatically terminate when such Trustee reaches 72 years of age. Other than the Trust’s Chief Compliance Officer and certain of his staff, no officer, director or employee of BAI, PFPC Inc. (“PFPC”) (the “Administrator”), BDI, PNC Bank, National Association (“PNC Bank”) or BlackRock, Inc. currently receives any compensation from the Trust. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Trust.

The table below sets forth the compensation actually received by the disinterested trustees and the Trust’s Chief Compliance Officer and certain of his staff for the Trust’s fiscal year ending September 30, 2005.

	Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Registrant and Fund Complex[2]
David R. Wilmerding, Jr.	$153[1]	N/A	N/A	$145,100	(3)[2]

Robert M. Hernandez	$112[1]	N/A	N/A	$140,100	(2)[2]

Honorable Stuart E. Eizenstat	$147[1]	N/A	N/A	$130,100	(2)[2]

Dr. Matina Horner	$122[1]	N/A	N/A	$104,550	(2)[2]

Bruce R. Bond	$82[1]	N/A	N/A	$84,600	(2)[2]

Peter S. Drotch	$82[1]	N/A	N/A	$84,600	(2)[2]

Toby Rosenblatt	$82[1]	N/A	N/A	$84,600	(2)[2]

Bart Battista, Chief Compliance Officer and Anti-Money Laundering Compliance Officer[3]	$425	N/A	N/A	$368,547

No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of BAI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with BAI.

[1]	The Trustees and Chief Compliance Officer and certain of his staff are paid jointly by the Trust and the BlackRock Funds. The portion of such compensation to be paid by each of the Trust and the BlackRock Funds is determined based on total net assets of each of the Trust and BlackRock Funds at the end of each fiscal year. For the fiscal year ended September 30, 2005, substantially all such compensation was paid by BlackRock Funds.
[2]	Total number of investment company boards served on in Fund Complex.
[3]	The Trust’s Chief Compliance Officer and certain of his staff are paid jointly by the Trust, other funds in the BlackRock fund family and BlackRock. The Trust’s Board approves annually the compensation for the Chief Compliance Officer and certain of his staff including the appropriate portion of such compensation to be paid by the Trust. The table reflects the compensation paid to the Chief Compliance Officer and certain of his staff by the Trust and BlackRock Funds for the fiscal year ended September 30, 2005. For the fiscal year ended September 30, 2005, substantially all such compensation was paid by BlackRock Funds.

INVESTMENT ADVISORY, ADMINISTRATION,

DISTRIBUTION AND SERVICING ARRANGEMENTS

Advisory Agreement. The advisory services provided by BAI pursuant to the Investment Advisory Agreement (the “Advisory Contract”) is described in the Prospectus.

Under the Advisory Contract, the Trust pays no fee to BAI for its advisory services. Although the Trust does not compensate BAI directly for its services under the Advisory Contract, BAI may benefit from the Trust being an investment option in a wrap program sponsored by BAI. BAI is responsible for paying expenses it incurs in providing advisory services to the Trust and will reimburse the Trust for all of its expenses, except extraordinary expenses.

The Advisory Contract will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of the relevant Portfolio (as defined in the 1940 Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable as to the Portfolio by vote of the Trust’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days’ written notice to BAI. BAI may also terminate its advisory relationship with respect to any Portfolio on 60 days’ written notice to the Trust. The Advisory Contract will also terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Under the Advisory Contract, BAI is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio in connection with the performance of the Advisory Contract. Under the Advisory Contract, BAI is liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

For the period ended September 30, 2005, the Trust paid no advisory fees.

Administration Agreement. Pursuant to the Administration Agreement, PFPC, Inc. (“PFPC”) provides general accounting services. Among other things, PFPC participates, to the extent requested by the Trust and its counsel, in the periodic updating of the Trust’s Registration Statement; compiles data and accumulates information for and coordinates with the Trust’s Treasurer or Assistant Treasurer in connection with the preparation of reports to shareholders of record and the Securities and Exchange Commission (the “SEC”) (e.g., Annual and Semi-Annual Reports on Form N-CSR); and files with the SEC and other federal and state agencies, subject to the approval of the Trust’s Treasurer or Assistant Treasurer, reports and documents. PFPC maintains all financial accounts, records, journals, ledgers and schedules for each Portfolio (other than those maintained by the Trust’s transfer agent and custodian), and computes each portfolio’s net asset value, net income and net capital gains and losses.

Under the Administration Agreement, the Trust would pay to PFPC the following annual fees: (a) for accounting services, (i) $12,000 for each Portfolio’s first $250 million in average net assets, $12,000 for each Portfolio’s next $500 million in average net assets and .0025% of each Portfolio’s average net assets in excess of $750 million, and (ii) $200 per Portfolio per month, plus $0.65 per CUSIP per day; (b) for administration services, .005% of each Portfolio’s average net assets; and (c) out-of-pocket expenses. As mentioned above, BAI will reimburse the Trust for all such expenses.

Custodian Agreement. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Trust and PFPC Trust Company (“PTC”) (an affiliate of BAI), PTC, as the Trust’s custodian, (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio, (iv) collects and receives all income and other payments and distributions on account of each Portfolio’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Portfolio’s operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Trust, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Trust harmless from the acts and omissions of any sub-custodian. For its services, PTC receives .01% of each Portfolio’s first $10 billion of total net assets and .0075% of each Portfolio’s total net assets over $10 billion, as well as out-of-pocket expenses and certain transaction charges. BAI will reimburse the Trust for all such expenses.

Transfer Agency Agreement. PFPC, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, and is an affiliate of BAI, serves as the transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PFPC (i) issues and redeems shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. The Trust would pay PFPC an annual fee of $15,000 per Portfolio, plus transaction fees, per account fees and disbursements. BAI will reimburse the Trust for all such expenses.

Distributor. The Trust has entered into a distribution agreement (the “Distributor Agreement”) with BlackRock Distributors, Inc. (“BDI” or the “Distributor”), an affiliate of PFPC Distributors, Inc. Under the Distributor Agreement, the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 760 Moore Road, King of Prussia, PA 19406. The Distributor is an affiliate of BAI.

Code of Ethics. The Trust, BAI and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies. The Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Trust’s Board of Trustees. The Trust expects BlackRock and its affiliates to vote proxies related to the Trust’s portfolio securities for which the Trust has voting authority consistent with the Trust’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Trust’s proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BlackRock concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BlackRock’s continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the wellbeing of the corporation, it will vote to support the shareholder, unless BlackRock determines other mitigating circumstances are present.

BlackRock’s proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BlackRock will consider the facts it believes are relevant, and if it votes contrary to these guidelines it will record the reasons for this contrary vote. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock’s ability to vote such proxies in the best interests of the Trust. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company’s proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock’s policy in all cases is to vote proxies based on its clients’ best interests.

BlackRock has engaged Institutional Shareholder Services (“ISS”) to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock’s guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer. However, BlackRock will withhold its vote for a nominee to the board who failed to attend at least 75% of the board meetings in the previous year without a valid reason, and will withhold its vote for all nominees if (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a “poison pill” and the board has failed to take responsive action to that resolution. BlackRock evaluates a contested election of directors on a case-by-case basis.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation’s internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation’s legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Copies of the proxy voting record of the Portfolios are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30.

Disclosure of Portfolio Holdings. The Board of Trustees and BAI have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Trust’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Trust have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Trust’s website immediately upon becoming available.

Portfolio Holdings. In addition to position description, portfolio holdings may also include ticker if equity, face amount or quantity, CUSIP or SEDOL, market value, market price, yield, weighted average life, duration and convexity of each security in a Portfolio as of a specific date.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.[1]

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.[1]

Other Information. To the extent other Trust information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders through the Trust’s website. The executive officers of the Trust may authorize disclosure of the Trust’s portfolio securities and other portfolio information.

Implementation. All Trust and BAI employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. With respect to requests for portfolio information, BAI maintains a request log that is reviewed regularly. The Trust’s Chief Compliance Officer (“CCO”) is responsible for oversight of and

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Trust’s and BAI’s compliance.

Ongoing Arrangements. As of January 31, 2006, the Trust has ongoing arrangements with the following entities to make available portfolio holdings information:

1.	PFPC Trust Company pursuant to the Trust’s Custodian Agreement under which the Trust’s portfolio holdings information is provided daily on a real-time basis.

2.	PFPC Inc. pursuant to the Trust’s Administration Agreement under which the Trust’s portfolio holdings information is provided daily on a real-time basis.

3.	Deloitte & Touche LLP, the Trust’s independent registered public accountant, whereby the Trust’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, BAI and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BAI, PFPC, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BAI, the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BAI or the Trust’s service providers under their agreements with the Trust. Any general expenses of the Trust that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable. BAI has agreed to reimburse the Trust for all of its expenses except extraordinary expenses.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

As of September 30, 2005, Scott Amero managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	35	$20.1 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	48	$15.2 billion	3	$3.6 billion
Other Accounts	416	$111.5 billion	21	$6.3 billion

As of September 30, 2005, Jeff Gary managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$1.8 billion	4	$1.8 billion
Other Accounts	10	$1.5 billion	1	$187 million

As of September 30, 2005, Andrew Gordon managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$819 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	19	$4.9 billion	3	$2.1 billion
Other Accounts	89	$24.5 billion	16	$2.3 billion

As of September 30, 2005, Todd Kopstein managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	6	$3.4 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	20	$2.1 billion	0	—
Other Accounts	61	$18.7 billion	7	$1.5 billion

As of September 30, 2005, Matthew Marra managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	17	$12.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	20	$17.3 billion	1	1.3 billion
Other Accounts	285	$92.9 billion	17	5.5 billion

As of September 30, 2005, Eric Pellicciaro managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$744 million	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$749 million	0	—
Other Accounts	42	$21.8 billion	0	—

As of September 30, 2005, Andrew J. Phillips managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	24	$13.0 billion	0	—
Pooled Investment Vehicles Other Than Registered Investment Companies	28	$9.2 billion	1	$1.2 billion
Other Accounts	323	$109 billion	20	$5.8 billion

BAI has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BAI has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BAI furnishes investment management and advisory services to numerous clients in addition to the Trust, and BAI may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BAI, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BAI, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BAI recommends to the Trust. BAI, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Trust by BAI with respect to the same securities. Moreover, BAI may refrain from rendering any advice or services concerning securities of companies of which any of BAI’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BAI or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that Messrs. Amero, Phillips, Gordon, Gary, Kopstein and Marra currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero, Phillips and Gordon assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BAI owes a duty of loyalty to its clients and must treat each client fairly. When BAI purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BAI attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BAI with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BAI’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BAI such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP)—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including all portfolio managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero, Gordon, Kopstein, Marra, Pellicciaro and Phillips is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BAI employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BAI. These awards vest over a period of years. Messrs. Amero, Gordon, Kopstein, Marra, Pellicciaro and Phillips have been granted stock options in prior years, and Messrs. Amero, Gary, Gordon, Marra, and Phillips participate in BlackRock’s restricted stock program.

Incentive Savings Plans—The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BAI, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BAI. Unlike many other firms, portfolio managers at BAI compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Trust’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Matthew Marra	BATS: Series C Portfolio	BATS: Series C Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers U.S. Credit Index.

Scott Amero	BATS: Series C Portfolio BATS: Series S Portfolio

BATS: Series C Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers U.S. Credit Index.

BATS: Series S Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Merrill Lynch 1-3 Year Treasury Index.

Todd Kopstein	BATS: Series S Portfolio	BATS: Series S Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Merrill Lynch 1-3 Year Treasury Index.

Andrew J. Phillips	BATS: Series M Portfolio	BATS: Series M Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers MBS Index.

Eric Pellicciaro	BATS: Series M Portfolio	BATS: Series M Portfolio is a component of a broader portfolio and is not measured against a specific index. The broader portfolio is measured against the Lehman Brothers MBS Index.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BAI may receive additional compensation for serving in these other capacities.

As of September 30, 2005, the end of the Trust’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned[1]

Matthew Marra	BATS: Series C Portfolio	None

Scott Amero	BATS: Series S Portfolio	None

	BATS: Series C Portfolio	None

	BATS: Series I Portfolio	None

Todd Kopstein	BATS: Series S Portfolio	None

	BATS: Series I Portfolio	None

Andrew J. Phillips	BATS: Series M Portfolio	None

Eric Pellicciaro	BATS: Series M Portfolio	None

Andrew Gordon	BATS: Series P Portfolio	None

Jeff Gary	BATS: Series P Portfolio	None

[1]	Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

Portfolio Transactions

In executing portfolio transactions, the investment advisor seeks to obtain the best price and most favorable execution for each Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the investment advisor generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.

None of the Portfolios has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The investment advisor may, consistent with the interests of each Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and the investment advisor’s other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the investment advisor’s investment decision-making process in order for such research, statistical and/or pricing services to be considered by the investment advisor in selecting a broker. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the investment advisor under their contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the investment advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the investment advisor to that Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. To the extent a Portfolio’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the investment advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the investment advisor in carrying out their obligations to the Portfolio. While such services are not expected to reduce the expenses of the investment advisor, the investment advisor would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Commission rates for brokerage transactions on non-U.S. stock exchanges may be fixed.

Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit. Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The investment advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if the investment advisor believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Portfolios and for other investment accounts managed by BAI are made independently of each other in light of differing conditions. BAI allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BAIs’ general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BAI, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BAI or to induce future services or benefits to be rendered to BAI, or (v) to manage or equalize investment performance among different client accounts.

Because different accounts may have differing investment objectives and policies, BAI may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts.

In certain instances, BAI may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it could be beneficial to the Portfolio. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Portfolios will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BAI, the Administrator, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BAI, the Distributor or any affiliated person of any of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

The portfolio turnover rate of each Portfolio is calculated by dividing the lesser of the Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

For the period ending September 30, 2005, the Portfolios paid no brokerage commission. For that period, BATS Series S Portfolio had the turnover rate of 17%, BATS Series C Portfolio had the turnover rate of 50% and BATS Series M Portfolio had the turnover rate of 36%.

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Trust as of the end of its most recent fiscal year. As of September 30, 2005, the following Portfolios held the following securities:

Portfolio	Security	Value
BATS Series S Portfolio
Bear Stearns & Co.	Collateralized Mortgage Obligation	$ 82,051.00
Goldman, Sachs & Co.	Collateralized Mortgage Obligation	$ 70,749.00

BATS Series C Portfolio
Citigroup, Inc.	Corporate Bonds	$310,811.00
JPMorgan Chase	Corporate Bonds	$339,924.00
Credit Suisse First Boston Corp.	Corporate Bonds	$ 15,263.00
Goldman, Sachs & Co.	Corporate Bonds	$109,659.00
Lehman Brothers	Corporate Bonds	$ 31,494.00
Morgan Stanley	Corporate Bonds	$170,586.00
Bear Stearns & Co.	Corporate Bonds	$ 73,962.00

BATS Series M Portfolio
JPMorgan Chase	Commercial Mortgage Backed Securities	$217,681.00
Lehman Brothers	Commercial Mortgage Backed Securities	$549,717.00

VALUATION OF PORTFOLIO SECURITIES

In determining the market value of portfolio investments, the Trust may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Trust’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

Net asset value is calculated separately for each Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern time) on each Business Day by dividing the value of all securities, cash and other assets owned by the Portfolio that are allocated to that Portfolio, less the liabilities charged to that Portfolio, by the total number of outstanding shares of the Portfolio.

Valuation of securities held by a Portfolio is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment advisor under the supervision of the Board of Trustees determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Portfolios (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the Portfolios may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Portfolio’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Portfolio.

Fair Value. When the exchange or market on which a security or other asset is traded does not open for trading for an entire trading day, and no other market prices are available, market quotations are not readily available. Market quotations may not be reliable when there is a substantial time differential between the close of trading for the asset and the time as of which the Trust values its assets and when significant events have occurred in the markets or in related instruments such as ADRs. When market quotations are not readily available or are believed by BAI to be unreliable, the Trust’s investments are valued at fair value (“Fair Value Assets”).

Fair Value Assets generally are valued by BAI in accordance with procedures approved by the Board of Trustees. BAI may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BAI believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded or where there is a significant event subsequent to the most recent market quotation. For these purpose, a “significant event” is deemed to occur if the BAI Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Trust’s assets, that it is highly likely that the event will cause a material change to the last closing market price of one or more assets held by the Trust.

BAIs’ Pricing Group will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BAIs’ Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Trust might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Portfolio’s net asset value. As a result, a Portfolio’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

TAXES

The following is a description of certain federal income tax issues concerning the Portfolios and the consequences to a shareholder of acquiring, holding and disposing of common shares of one of the Portfolios. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Portfolios and their shareholders (including shareholders owning a large position in a Portfolio), and the discussions set forth here do not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

Taxation of the Portfolios

Each Portfolio has elected to be treated and intends to qualify to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, each Portfolio must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders.

Qualification as a RIC requires, among other things, that each Portfolio:

(i)	derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)

diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of its total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement described above.

As a regulated investment company, each Portfolio will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Portfolio may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Portfolio retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Portfolio retains any net capital gain, it may designate the retained amount as an undistributed capital gain dividend in a notice to its shareholders who, if subject to federal income tax on long-term capital gain, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Portfolio will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Portfolio intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to avoid a 4% federal excise tax, each Portfolio must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its net capital gain (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Portfolio paid no federal income tax. Each Portfolio intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any tax year one of the Portfolios should fail to qualify under Subchapter M for tax treatment as a regulated investment company, such Portfolio would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Portfolio’s current and accumulated earnings and profits.

Portfolio Investments

Certain of the Portfolios’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. Each Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Certain of the Portfolios may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by a Portfolio, requiring a Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Income received by each Portfolio with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of each Portfolio’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. Similarly, due to the makeup of each Portfolio’s investment portfolio, the Portfolio’s will not be able to pass through to its shareholders tax-exempt dividends despite the fact that the Portfolio may receive some tax-exempt interest.

Taxation of Shareholders

Distributions by each Portfolio of investment company taxable income will be taxable to shareholders as ordinary dividend income (to the extent of the current or accumulated earning and profits of such Portfolio) and (if designated by the Portfolio) will qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent such Portfolio’s income consists of dividends from U.S. corporations and, (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) (“2003 Tax Act”), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Due to each Portfolio’s expected investments, distributions generally will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions of net long-term capital gain, if any, realized by each Portfolio and distributed to shareholders will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of such Portfolio. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions by each Portfolio in excess of such Portfolio’s current and accumulated earnings will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as capital assets).

The sale or exchange or other disposition of common shares normally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Under the 2003 Tax Act for non-corporate taxpayers, long-term capital gains will be taxed at a maximum rate of 15% while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 35%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income.

No loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of a Portfolio or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gain) with respect to such common shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Portfolio (and received by the holder of common shares) on December 31.

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “foreign shareholder”) depends on whether the income of a Portfolio is “effectively connected” with a U.S. trade or business carried on by the shareholder. If the income from a Portfolio is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, under the American Jobs Creation Act of 2004 a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends and amounts retained by a Portfolio that are designated as undistributed capital gains. However, a foreign shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Portfolio which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Portfolio will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, a Portfolio may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Each Portfolio is required to withhold tax at a rate of 28% on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Portfolio their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Portfolios and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Portfolio transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the federal income taxation of the Portfolios and the income tax consequences to their holders of common shares.

ADDITIONAL INFORMATION CONCERNING SHARES

Each share of each Portfolio has a par value of $.001, represents an interest only in the assets of that Portfolio and is entitled solely to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Trust’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares may elect all of the Trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Trust.

There will normally be no meetings of shareholders for the purpose of electing Trustees or for any other purpose unless and until such time as required by law or called by the Board. At that time, the

Trustees then in office will call a shareholders’ meeting to elect Trustees. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 51% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust’s shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” of a Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Portfolio represented at a meeting at which the holders of more than 50% of the outstanding Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio.

The proceeds received by a Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof will be specifically allocated to and constitute the underlying assets solely of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with its allocable share of any general liabilities.

Shareholders have no power to vote on any matter except matters on which a shareholder vote is required by applicable law, the Trust’s Declaration of Trust or resolution of the Trustees. In particular, no amendment of the Trust’s Declaration of Trust, merger, consolidation, share exchange or sale of assets of the Trust or any series thereof, conversion of the Trust to any other form of organization or any other action of the Trust or series thereof requires any vote or other approval of any of the shareholders except as provided by the foregoing sentence. Except to the extent required by the 1940 Act, a separate class vote on the election or removal of Trustees or the selection of auditors for the Trust and its series is not required. The Trust may be dissolved by the affirmative vote of a majority of the Trustees without any vote of the shareholders except as may be required by the 1940 Act. In connection with such a dissolution, after paying or adequately providing for the payment of all liabilities, the Trustees may distribute the remaining property owned or held by or for account of a particular series to the shareholders of that series according to their respective rights. The Trust or any series may merge or consolidate with any other corporation, association, trust or other organization or any series, sub-trust or other designated portion thereof, or may sell, lease, or exchange all or substantially all of the property of the Trust or any property of any series thereof, including its goodwill, or may acquire all or substantially all of the property of any other corporation, association, trust or other organization or any series, sub-trust or other designated portion thereof, when and as authorized by two-thirds of the Trustees and without any vote by shareholders of the Trust or any series or class except as may be required by the 1940 Act. The Declaration of Trust may be amended when and as authorized by two-

thirds of the Trustees and without any vote by shareholders of the Trust or any series or class except as may be required by the 1940 Act.

MISCELLANEOUS

The Trust. The Trust was organized as a Delaware statutory trust on March 5, 2003 and is registered under the 1940 Act as an open end, non-diversified management investment company.

Counsel. The law firm of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, serves as the Trust’s counsel.

Independent Registered Public Accountants. Deloitte & Touche LLP, with offices located at 1700 Market Street, 24th Floor, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm.

Shareholder Ownership. The name, address and percentage ownership of each person that on December 31, 2005 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Series S Portfolio: BlackRock Funding Inc., Attn: Natasha Lora, 40 E. 52nd Street, 4th Floor, New York, NY 10022, 98.026%.

Series C Portfolio: BlackRock Funding Inc., Attn: Natasha Lora, 40 E. 52nd Street, 4th Floor, New York, NY 10022, 100.000%.

Series M Portfolio: BlackRock Funding Inc., Attn: Natasha Lora, 40 E. 52nd Street, 4th Floor, New York, NY 10022, 100.000%.

On December 31, 2005, BlackRock Funding, Inc, which has its principal offices at 40 E. 52nd Street, 4th Floor, New York, NY 10022, held of record approximately 99.2% of the Trust’s outstanding shares, and may be deemed a controlling person of the Trust under the 1940 Act.

Privacy Principles of BlackRock Bond Allocation Target Shares. BlackRock Bond Allocation Target Shares is committed to maintaining the privacy of shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Bond Allocation Target Shares collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Bond Allocation Target Shares does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of BlackRock Bond Allocation Target Shares, BlackRock Bond Allocation Target Shares receives personal nonpublic information on account applications or other forms. With respect to these shareholders, BlackRock Bond Allocation Target Shares also has access to specific information regarding their transactions in BlackRock Bond Allocation Target Shares.

BlackRock Bond Allocation Target Shares does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

BlackRock Bond Allocation Target Shares restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Bond Allocation Target Shares maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto contained in the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2005 (the “2005 Annual Report”), as filed on the Trust’s most recent Form N-CSR, incorporated in this Statement of Additional Information by reference. No other parts of the 2005 Annual Report are incorporated by reference herein. The financial statements included in the 2005 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP, as filed on the Trust’s most recent Form N-CSR, is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. Additional copies of the 2005 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

APPENDIX A

Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1”—Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

“A-2”—Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.” “A-3”—Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

“B”—Issue has only a speculative capacity for timely payment. “C”—Issue has a doubtful capacity for payment.

“D”—Issue is in payment default.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1”—Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. “Prime-2”—Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. “Prime-3”—Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime”—Issuer does not fall within any of the Prime rating categories.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F-1+”—Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

“F-1”—Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

“F-2”—Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

“F-3”—Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

“F-S”—Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

“D”—Securities are in actual or imminent payment default.

Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks, non-United States banks, and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1”—This designation represents Thomson BankWatch’s highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

“TBW-2”—This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3”—This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. “TBW-4”—This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

“A1+”—Obligations which possess a particularly strong credit feature are supported by the highest capacity for timely repayment.

“A1”—Obligations are supported by the highest capacity for timely repayment.

“A2”—Obligations are supported by a satisfactory capacity for timely repayment.

“A3”—Obligations are supported by a satisfactory capacity for timely repayment.

“B”—Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

“C”—Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

“AAA”—This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

“AA”—Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. “A”—Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

“BBB”—Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

“BB,” “B,” “CCC,” “CC” and “C”—Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. “BB”—Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

“B”—Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

“CCC”—Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

“CC”—This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

“C”—This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

“CI”—This rating is reserved for income bonds on which no interest is being paid.

“D”—Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period.

“D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized. PLUS (+) OR MINUS (-)—The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r”—This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa”—Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A”—Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa”—Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca,” and “C”—Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (—)—Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)—When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

“AAA”—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

“AA”—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

“A”—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

“BBB”—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

“BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D”—Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation. To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

“AAA”—Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

“AA”—Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

“A”—Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

“BBB”—Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. “BB” represents the lowest degree of speculation and indicates a possibility of investment risk developing. “C” represents the highest degree of speculation and indicates that the obligations are currently in default.

IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks, non-United States banks, and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA”—This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA”—This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

“A”—This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB”—This designation represents Thomson BankWatch’s lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC,” and “CC,”—These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D”—This designation indicates that the long-term debt is in default. PLUS (+) OR MINUS (-)—The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

“SP-1”—The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

“MIG-1”/“VMIG-1”—Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2”—Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

“MIG-3”/“VMIG-3”—Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“MIG-4”/“VMIG-4”—Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. “SG”—Loans bearing this designation are of speculative quality and lack margins of protection.

Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

A Portfolio may enter into certain futures transactions. Such transactions are described in this Appendix.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

A Portfolio could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Portfolio entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Portfolio entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss. Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Portfolio may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

With regard to the Portfolio, the investment advisor also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II. Index Futures Contracts

General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market indexes, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to the Portfolio, to the extent consistent with its investment goal, the investment advisor anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

A Portfolio may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, a Portfolio may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of a Portfolio will decline prior to the time of sale.

III. Margin Payments

Unlike purchase or sales of portfolio securities, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Initially, a Portfolio will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Portfolio, and the Portfolio realizes a loss or gain.

IV. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of a hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Portfolio involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment advisor. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment advisor. It is also possible that, where a Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Portfolio may decline. If this occurred, a Portfolio would lose money on the futures and also experience a decline in value in its portfolio securities. When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Portfolio is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if a Portfolio then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, a Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment advisor may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge Portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract. Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by a Portfolio is also subject to the investment advisor’s ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

V. Options on Futures Contracts

A Portfolio may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Portfolio intends to purchase. Similarly, if the value of the securities held by a Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities or currencies being hedged, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. Other Matters

Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C: OTHER INFORMATION

Item 23. EXHIBITS

(a)	Declaration of Trust of the Registrant. (2)

(b)	Registrant’s By-laws. (1)

(c)	Reference is made to Article VI of Exhibit (a).

(d)	Form of Investment Management Agreement. (2)

(e)	Form of Distribution Agreement. (2)

(f)	Not Applicable.

(g)	Form of Custodian Agreement. (2)

(h)(1)	Form of Transfer Agency Agreement. (2)

(h)(2)	Form of Administration Agreement. (2)

(i)	Opinion of Counsel. (2)

(j)	Consent of Independent Registered Public Accounting Firm.

(k)	Not Applicable.

(l)	Form of Agreement with Initial Shareholder. (2)

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)(1)	Code of Ethics for the Registrant.

(p)(2)	Code of Ethics for the Investment Advisor.

(p)(3)	Code of Ethics for the Distributor. (2)

(x)	Powers of Attorney for:

(1)	David R. Wilmerding, Jr.

(2)	Robert M. Hernandez

(3)	Stuart E. Eizenstat

(4)	Bruce R. Bond

(5)	Richard S. Davis

(6)	Peter S. Drotch

(7)	Toby Rosenblatt

(8)	Dr. Matina Horner

(9)	Laurence D. Fink

(1)	Previously filed in Registrant’s Registration Statement on Form N-1A on October 24, 2003.
(2)	Previously filed in Registrant’s Registration Statement on Form N-1A on October 15, 2004.

PART C-1

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 25. INDEMNIFICATION

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent

PART C-2

jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.4 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or

PART C-3

employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

BlackRock Advisors, Inc. (the “Advisor”) is a registered investment advisor providing investment management and administrative services to the Registrant. The Advisor also provide similar services to other mutual funds.

The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Advisor during the past two fiscal years is incorporated by reference to Form ADV filed by the Advisor pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

Item 27. PRINCIPAL UNDERWRITER

(a) BlackRock Distributors, Inc. currently acts as distributor for BlackRock Bond Allocation Target Shares and BlackRock Funds.

(b) The principal business address of each director, officer or partner of BlackRock Distributors, Inc. (formerly Compass Distributors, Inc.) is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Trust.

Name	Position With Distributor
Brian Burns	Director, Chairman, Chief Executive Officer and President
Michael DeNofrio	Director
Nicholas Marsini	Director
Christine Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk
Rita Adler	Chief Compliance Officer
Douglas Castagna	Controller and Assistant Treasurer
Craig Stokarski	Treasurer and Financial Operations Principal
Bruno Distefano	Vice President
Susan Moscaritolo	Vice President
Jason Greim	Assistant Vice President
Steven Sunnerberg	Secretary
John Wilson	Assistant Secretary and Assistant Clerk
Kristen Nolan	Assistant Secretary and Assistant Clerk
Bradley Stearns	Assistant Secretary and Assistant Clerk

PART C-4

(c) Not Applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of PFPC Trust Company, (8800 Tinicum Boulevard, Philadelphia, PA 19153) and PFPC, Inc., (301 Bellevue Parkway, Wilmington, DE 19809), the Registrant’s Custodian and Transfer Agent, respectively.

Item 29. MANAGEMENT SERVICES

Not Applicable.

Item 30. UNDERTAKINGS

Not Applicable.

PART C-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 27th day of January, 2006.

BLACKROCK BOND ALLOCATION TARGET SHARES

By:	/s/ HENRY GABBAY
Henry Gabbay President (Principal Executive Officer)

By:	/s/ WILLIAM MCGINLEY
William McGinley Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ *Bruce R. Bond (Bruce R. Bond)	Trustee	January 27, 2006

/s/ *Richard S. Davis (Richard S. Davis)	Trustee	January 27, 2006

/s/ *Peter S. Drotch (Peter S. Drotch)	Trustee	January 27, 2006

/s/ *Stuart E. Eizenstat (Stuart E. Eizenstat)	Trustee	January 27, 2006

/s/ *Laurence D. Fink (Laurence D. Fink)	Trustee	January 27, 2006

/s/ *Robert M. Hernandez (Robert M. Hernandez)	Trustee	January 27, 2006

/s/ *Dr. Matina Horner (Dr. Matina Horner)	Trustee	January 27, 2006

/s/ *Toby Rosenblatt (Toby Rosenblatt)	Trustee	January 27, 2006

/s/ *David R. Wilmerding, Jr. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	January 27, 2006

*By:	/s/ ANNE ACKERLEY
Anne Ackerley, Attorney-in-fact

Exhibit Index

Exhibit No.	Description

(j)	Consent of Independent Registered Public Accounting Firm

(p)(1)	Code of Ethics for Registrant

(p)(2)	Code of Ethics for the Investment Advisor

(x)	Powers of Attorney for:

(1) David R. Wilmerding, Jr. (2) Robert M. Hernandez (3) Stuart E. Eizenstat (4) Bruce R. Bond (5) Richard S. Davis (6) Peter S. Drotch (7) Toby Rosenblatt (8) Dr. Matina Horner (9) Laurence D. Fink